UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2017
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

NEVADA (State or Other Jurisdiction of Incorporation)	91-1826900 (I.R.S. Employer Identification No.)

2425 West Loop South, Houston, Texas (Address of Principal Executive Offices)	77027 (Zip Code)

(800) 579-2302
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)    Stage Stores, Inc. (“our” and “registrant”) held our Annual Meeting of Shareholders on June 1, 2017 (“Annual Meeting”).

(b)    At the Annual Meeting, our shareholders voted on five matters, with the results of the voting as follows:

•	Item 1. To elect eight directors to our Board of Directors:

Nominee	For	Against	Abstentions	Broker Non-Votes
Alan J. Barocas	10,011,965	539,752	70,586	10,850,125
Elaine D. Crowley	10,330,576	222,529	69,198	10,850,125
Diane M. Ellis	10,256,790	295,425	70,088	10,850,125
Michael L. Glazer	10,314,827	234,355	73,121	10,850,125
Earl J. Hesterberg	10,333,769	216,802	71,732	10,850,125
Lisa R. Kranc	10,102,381	219,503	300,419	10,850,125
William J. Montgoris	10,257,916	292,486	71,901	10,850,125
C. Clayton Reasor	10,329,482	221,884	70,937	10,850,125

•Item 2. To approve the Stage Stores 2017 Long-Term Incentive Plan:

For	Against	Abstentions	Broker Non-Votes
9,548,961	950,522	122,820	10,850,125

•	Item 3. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our 2017 proxy statement:

For	Against	Abstentions	Broker Non-Votes
9,218,471	1,128,215	275,617	10,850,125

•	Item 4. To vote, on an advisory basis, on the frequency of future advisory votes on the compensation of our named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
8,806,033	116,144	1,315,354	384,772	10,850,125

•	Item 5. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2017:

For	Against	Abstentions	Broker Non-Votes
21,095,420	204,815	172,193	N/A

No other matters were submitted to a vote of our shareholders at the Annual Meeting.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

10†	Stage Stores 2017 Long-Term Incentive Plan is incorporated by reference to Exhibit 4.4 to our Registration Statement on Form S-8 filed on May 19, 2017.
_________________________________

†	Management contract or compensatory plan, contract or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

Date: June 6, 2017	/s/ Oded Shein
Oded Shein
Executive Vice President,
Chief Financial Officer and Treasurer